STARBOARD INVESTMENT TRUST

ADAPTIVE FUNDAMENTAL GROWTH FUND
ADAPTIVE HEDGED HIGH INCOME FUND
ADAPTIVE HEDGED INCOME FUND
ADAPTIVE TACTICAL ECONOMIC FUND
ADAPTIVE TACTICAL ROTATION FUND

Supplement dated March 15, 2021
to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”),
each dated October 1, 2020 for each Fund except the Adaptive Hedged Income Fund and each dated January 12, 2021 for the Adaptive Hedged Income Fund

This Supplement provides new and additional information beyond that contained in the Prospectus, Summary Prospectus and SAI, and should be retained and read in conjunction with, the Prospectus, Summary Prospectus and SAI for the Funds.

Effective March 15, 2021, the Adaptive Hedged Income Fund is changing its name to Adaptive Hedged Multi-Asset Income Fund and the Adaptive Tactical Economic Fund is changing its name to the Adaptive Tactical Outlook Fund.

At a meeting held on March 11, 2021, the Board of Trustees of the Starboard Investment Trust (the “Board”) approved the reorganization of the Adaptive Fundamental Growth Fund, Adaptive Hedged High Income Fund, Adaptive Hedged Multi-Asset Income Fund, Adaptive Tactical Outlook Fund and Adaptive Tactical Rotation Fund  (collectively, the “Mutual Funds”) into the Adaptive Fundamental Growth ETF, Adaptive Hedged High Income ETF, Adaptive Hedged Multi-Asset Income ETF, Adaptive Tactical Outlook ETF, and Adaptive Tactical Rotation ETF, respectively (collectively, the “ETFs”). These reorganizations will occur pursuant to an Agreement and Plan of Reorganization whereby each of the Mutual Funds will transfer all of its assets and liabilities to the respective ETFs, each a newly organized series of the Starboard Investment Trust, in a tax-free reorganization. The investment objective, principal investment strategies, and portfolio management will remain the same after the reorganizations.  A Combined Information Statement and Prospectus containing information on the ETFs, reasons for the proposed reorganizations and benefits to the Mutual Funds’ shareholders will be mailed before the consummation of the reorganizations to shareholders of the Mutual Funds.

Effective March 15, 2021, Class A and Class C shares of the Mutual Funds will be closed to all new investments.  Institutional Class shares of the Mutual Funds will continue to allow new investments.

For further information, please contact the Funds toll-free at 1-800-773-3863.  You may obtain additional copies of each of the Prospectus, Summary Prospectus, and Statement of Additional Information, free of charge, by writing to the Funds at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Funds toll-free at the number above.

Investors Should Retain This Supplement for Future Reference